SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Communications Fund
The fund’s Board of Trustees has approved a proposal by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, effective on or about December 1, 2017.
Effective on or about December 1, 2017, the prospectus is supplemented as follows:
Deutsche AM International GmbH will no longer serve as subadvisor to the fund and all references to Deutsche AM International GmbH are hereby deleted.
The following information replaces the existing disclosure under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Investment Advisor
Deutsche Investment Management Americas Inc.
Portfolio Manager(s)
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Daniel Fletcher, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Nataly Yackanich, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities: New York.
■	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Daniel Fletcher, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 2017 with twenty-four years of industry experience. Prior to joining, he worked in portfolio management and equity research at Neuberger Berman, with a focus on technology, media and telecommunications companies. Before that, he worked as a telecommunications services analyst and in equity research management at Lehman Brothers. Previously, he served in investment research and execution functions at The Batavia Group and as a structured finance analyst at Deloitte & Touche.
■	Portfolio Manager and Analyst for US Equities: New York.
■	BA in Communications from William Paterson University; MBA in Finance from Rutgers Graduate School of Management.
Nataly Yackanich, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined Deutsche Asset Management in 2005 after four years of industry experience as a Research Analyst at Credit Suisse Research US, LLC and as a Small Cap Analyst at Sidoti & Co, LLC.
■	Research Analyst for Global Small, US Small and US Mid Cap Equities: New York.
■	BA in Economics from Johns Hopkins University; MSc in Economics from London School of Economics.
Please Retain This Supplement for Future Reference
September 26, 2017
PROSTKR-952